UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

PALTALK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38717	20-3191847
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

30 Jericho Executive Plaza, Suite 400E Jericho, NY	11753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 967-5120

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PALT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 9, 2022, Paltalk, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) by and among the Company, ManyCam ULC, an unlimited liability company incorporated under the laws of the Province of Alberta and a wholly owned subsidiary of the Company (the “Purchaser”), Visicom Media Inc., a Canadian corporation (the “Seller”), and 2434936 Alberta ULC, an unlimited liability company incorporated under the laws of the Province of Alberta (“Target NewCo”).

Pursuant to the Securities Purchase Agreement, the Purchaser agreed to purchase all of the issued and outstanding shares of Target NewCo (the “ManyCam Acquisition”). Prior to the ManyCam Acquisition, Target NewCo held all assets related to, or used by the Seller in connection with, the business of developing and distributing virtual webcam driver software, including virtual backgrounds and/or “masks” or other camera effects (other than the Excluded Contracts (as defined in the Securities Purchase Agreement)), whether tangible or intangible, including, but not limited to, Target NewCo’s ManyCam software (“ManyCam”) and related source code, customer lists, customer relationships and all associated customer information, contracts with contractors and suppliers, brand names, trade secrets, trademarks, trade names, designs, copyrights, websites, all URLs, goodwill and intellectual property associated with each of the foregoing (collectively, the “Conveyed Assets”).

On June 9, 2022, the parties to the Securities Purchase Agreement completed the ManyCam Acquisition (the “Closing”), and the Purchaser acquired the Conveyed Assets for a cash purchase price of $2.7 million (the “Cash Consideration”). In addition to the Cash Consideration, the Seller is entitled to receive an additional payment of up to $600,000 (the “Earn-Out Payment”) based on the sales of the ManyCam software less chargebacks and refunds (“Gross Sales”) in the six-month period following the Closing (the “Earn-Out Period”) as follows: (A) if the Gross Sales during the Earn-Out Period are greater than $800,000, the Earn-Out Payment shall be $600,000, (B) if the Gross Sales during the Earn-Out Period are greater than $700,000 but less than $800,000, the Earn-Out Payment shall be $300,000, (C) if the Gross Sales during the Earn-Out Period are greater than $600,000 but less than $700,000, the Earn-Out Payment shall be $150,000 and (D) if the Gross Sales during the Earn-Out Period do not exceed $600,000, then the Seller will not be paid any portion of the Earn-Out Payment.

Under the Securities Purchase Agreement, the Company agreed to guarantee the obligations of the Purchaser related to the Earn-Out Payment. In addition, the Securities Purchase Agreement contains customary representations, warranties and obligations of the parties, including, among others, representations by the Seller that the purchased intellectual property is free and clear of any lien or encumbrance except for the Permitted Exceptions (as defined in the Securities Purchase Agreement) and certain confidentiality, non-competition and non-solicitation covenants. The parties each have customary indemnification obligations and rights under the terms of the Securities Purchase Agreement, including with respect to breaches of certain representations and warranties and failure to observe and perform certain covenants.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

The Securities Purchase Agreement attached as Exhibit 2.1 hereto is included to provide investors and security holders with information regarding its terms, and it is not intended to provide any other factual information about the Company, the Seller or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for the purposes of the Securities Purchase Agreement. The Securities Purchase Agreement should be read in conjunction with the Company’s Forms 10-K, Forms 10-Q and other documents that are filed with the Securities and Exchange Commission.

Section 2 — Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 regarding the ManyCam Acquisition is incorporated by reference into this Item 2.01.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On June 9, 2022, the Company issued a press release announcing the ManyCam Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information included under Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Securities Purchase Agreement, dated June 9, 2022, by and among ManyCam ULC, Visicom Media Inc., 2434936 Alberta ULC and Paltalk, Inc.
99.1	Press Release of Paltalk, Inc., dated June 9, 2022 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the Securities Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2022	PALTALK, INC.

	By:	/s/ Jason Katz
Jason Katz
Chief Executive Officer

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